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                                                                    EXHIBIT 31.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 302
                       OF THE SARBANES--OXLEY ACT OF 2002

I, Frank J. Pazera, certify that;

     1)   I have reviewed this annual report on Form 10-K of Covista;

     2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this annual report.

     3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Covista as of, and for, the periods presented in this annual report.

     4) The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d--15e) and internal control over financial reporting (as defined in Exchange Act Rules 13a--15f and 15d--15f) for the registrant and have:

               a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Covista, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

               b) [omitted pursuant to the guidance of Release No. 33-8283 (June 5, 2003)];

               c) Evaluated the effectiveness Covista's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               d) Disclosed in this report any change in Covista's internal control over financial reporting that occurred during Covista's most recent fiscal quarter (Covista's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Covista's internal control over financial reporting; and Covista's other certifying officers and I have disclosed, based on our most recent evaluation, to Covista's auditors and the audit committee of Covista's Board of Directors
                   (or persons performing the equivalent functions);

     5) Covista's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Covista's auditors and the audit committee of Covista's Board of Directors (or persons performing the equivalent functions);

               a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Covista's ability to record, process, summarize and report financial information; and

               b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Covista's internal control over financial reporting.


Date: April 29, 2005                   By: /s/ Frank J. Pazera
                                           ---------------------------
                                           Frank J. Pazera
                                           Chief Financial Officer



                                  EXHIBIT 31.2